                                                                    Exhibit 10.1




                            ATRIA COMMUNITIES, INC.

                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT



                               ___________, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----

1.   Certain Definitions....................................................   1
     1.1  Affiliates........................................................   1
     1.2  Common Shares.....................................................   1
     1.3  Person............................................................   1
     1.4  Register; Registered; Registration................................   2
     1.5  Registrable Shares................................................   2
     1.6  Registration Expenses.............................................   2
     1.7  Rule 144..........................................................   2
     1.8  Securities Act....................................................   2
     1.9  Selling Expenses..................................................   2

2.   Transferability........................................................   2
     2.1  Restrictions on Transferability...................................   2
     2.2  Restrictive Legend................................................   2
     2.3  Notice of Proposed Transfers......................................   3

3.   Registration Rights....................................................   3
     3.1  Requested Registration............................................   3
     3.2  Atria Registration................................................   6
     3.3  Holdback Agreement................................................   7
     3.4  Expenses of Registration..........................................   7
     3.5  Registration Procedures...........................................   8
     3.6  Indemnification...................................................   9
     3.7  Information by Vencor.............................................  11
     3.8  Rule 144 Reporting................................................  11
     3.9  Termination of Atria's Obligations................................  12

4.   No Transfer of Registration Rights.....................................  12

5.   Dispute Resolution.....................................................  12

6.   Miscellaneous..........................................................  12
     6.1  Governing Law.....................................................  12
     6.2  Counsel...........................................................  12
     6.3  Delays or Omissions...............................................  12
     6.4  Entire Agreement..................................................  12
     6.5  Binding Effect....................................................  13
     6.6  Notices...........................................................  13
     6.7  Headings..........................................................  13
     6.8  Counterparts......................................................  14

     6.9   Severability of Provisions.......................................  14
     6.10  Exhibits.........................................................  14
     6.11  Number; Gender...................................................  14
     6.12  Amendment........................................................  14

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into this ____ day of ____, 1996, by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria"), and VENCOR, INC., a Delaware corporation ("Vencor").

     RECITALS:
     --------

     A. Pursuant to the terms of that certain Incorporation Agreement dated June __, 1996, Atria issued ______________ shares of its Common Stock, $.10 par value per share, to Vencor and certain Affiliates (defined in Section 11) of Vencor.

     B. Atria has filed a Registration Statement of Form S-1 with the Securities and Exchange Commission (the "Commission") in connection with the initial public offering of its Common Shares (the "IPO").

     C. Atria and Vencor desire to set forth in a single agreement the registration rights to be granted to Vencor incident to Vencor's and its Affiliates acquiring the Common Shares.

     AGREEMENT:
     ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          1.1 AFFILIATES. "Affiliates" shall mean, with respect to Vencor, any other person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, Vencor, including, without limitation, any subsidiary of Vencor. With respect to any other specified person herein, Affiliate shall mean any other person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or under common control with, such specified person.

          1.2 COMMON SHARES. "Common Shares" shall mean the shares of Atria's Common Stock issued to Vencor and its Affiliates pursuant to the Incorporation Agreement.

          1.3 PERSON. "Person" shall mean any individual, partnership, corporation, trust or other entity.

          1.4 REGISTER; REGISTERED; REGISTRATION. "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.5 REGISTRABLE SHARES. "Registrable Shares" shall mean (i) the Common Shares, and (ii) all shares of Atria's Common Stock issued as a dividend on, or other distribution with respect to, or in exchange or in replacement of, the Common Shares, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Shares), any Registrable Shares sold or otherwise disposed of by Vencor or any of its Affiliates (except any sale, distribution or other distribution by such Affiliates to Vencor), including, without limitation, any sale or other disposition in a registration pursuant to this Agreement or in any transaction pursuant to Rule 144 (as defined herein).

          1.6 REGISTRATION EXPENSES. "Registration Expenses" shall mean all expenses incurred by Atria in complying with Sections 3.1 and 3.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Atria, blue sky fees and expenses, and the expense of any special consents, advice or similar audit services of independent auditors incident to or required by any such registration (but excluding the compensation of regular employees of Atria which shall be paid in any event by Atria).

          1.7 RULE 144. "Rule 144" shall mean 17 CFR (S) 230.144 as promulgated by the Commission pursuant to the Securities Act.

          1.8 SECURITIES ACT. The "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.9 SELLING EXPENSES. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of shares of Atria's Common Stock, including Registrable Shares, in any sale pursuant to a Registration by Atria pursuant to this Agreement.

     2.   TRANSFERABILITY.

          2.1 RESTRICTIONS ON TRANSFERABILITY. The Common Shares shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act, or, in the case of Section 3.8 hereof, to assist in an orderly distribution.

          2.2 RESTRICTIVE LEGEND. Each certificate representing the Common Shares or securities issued in respect of the Common Shares, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
            NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,

          AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE "RESTRICTED SECURITIES" AS DEFINED IN THE
          RULE 144 PROMULGATED UNDER THE ACT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) IN COMPLIANCE WITH RULE 144 AND AN EXEMPTION UNDER APPLICABLE STATE SECURITIES LAWS, OR (iii) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER OR DISTRIBUTION.

          2.3 NOTICE OF PROPOSED TRANSFERS. Prior to any proposed transfer of any Common Shares, unless there is an effective registration statement under the Securities Act covering the proposed transfer, Vencor shall give written notice to Atria of its intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except that the requirements set forth in the balance of this sentence need not be complied with where the proposed transaction complies with Rule 144 so long as Atria is furnished with evidence of compliance with such rule) by either (i) an unqualified written opinion of legal counsel which shall be reasonably satisfactory to Atria addressed to Atria's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration of the Securities Act, (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) such other showing that may be reasonably satisfactory to legal counsel to Atria, whereupon Vencor shall be entitled to transfer such Restricted Securities in accordance with the terms of a notice delivered to Atria. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 2.2., except that such certificate shall not bear such restrictive legend if in the opinion of counsel for Atria such legend is not required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.

     3.   REGISTRATION RIGHTS.

          3.1  REQUESTED REGISTRATION.

               a. GRANT OF REGISTRATION RIGHTS. If Vencor shall, at any time and from time to time, request Atria in writing to register under the Securities Act any Registrable Shares, Atria shall use its reasonable best efforts to cause the prompt registration of all Registrable Shares specified in such request, and in connection therewith shall prepare and file on such appropriate form as Atria, in its reasonable discretion, shall determine, a registration statement under the Securities Act to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act).

               b. CONDITION TO EXERCISE OF REQUESTED REGISTRATION RIGHTS. Notwithstanding anything in Section 3.1 to the contrary, Atria shall not be obligated to effect any such registration, or take other specified actions with respect to, or cooperate in any offering of, Registrable Shares upon the request of Vencor pursuant to Section 3.1:

                    i. in any particular jurisdiction in which Atria would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Atria is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    ii. within 180 days immediately following the effective date of the registration statement pertaining to the IPO of Atria;

                    iii. after Atria has effected four registrations pursuant to this Section 3.1 that have been declared or ordered effective; or

                    iv. if the number of Registrable Shares included in Vencor's request are fewer than 1,000,000 Registrable Shares, or the aggregate value (as defined herein) of the Registrable Shares included in Vencor's request is less than $15,000,000. For purposes hereof, the term "value" shall mean, as applicable, (a) the average of the closing bid prices for the Common Stock of Atria as listed on the NASDAQ system or such other system on which the Common Stock of Atria is traded for the five trading days immediately preceding the date of Vencor's request, or (b) the average of the closing prices listed for the Common Stock of Atria on the exchange on which the Common Stock of Atria is listed for the five trading days immediately preceding the date of Vencor's request.

               c. WRITTEN NOTICE. Any requests by Vencor for registration of Registrable Shares pursuant to Section 3.1 shall (i) specify the number of Registrable Shares which it intends to offer and sell, (ii) express the intention of Vencor to offer or cause the offering of such Registrable Shares,
(iii) describe the nature or method of the proposed offer and sale thereof, (iv) contain the undertaking of Vencor to provide all such information regarding its holdings and the proposed manner of distribution thereof as may be required (A) to permit Atria to comply with all applicable laws and regulations, all requirements of the Commission and any other regulatory or self-regulatory body, any other body having jurisdiction, and any securities exchange on which the Registrable Shares are to be listed, and (B) to obtain acceleration of the effective date of any registration statement filed in connection therewith, and
(v) in the case of an underwritten public offering, specify the managing underwriter or underwriters of such Registrable Shares, which shall be selected by Atria.

               d. DELAY OF REGISTRATION. If at the time of the request to register the Registrable Shares Atria notifies Vencor, within five days of Vencor's request, that Atria is engaged or has fixed plans to engage within 30 days of the time of the request in an underwritten public offering of securities for Atria's own account and Atria determines in good faith that such offering would be materially adversely affected by the registration so requested, Atria may delay filing a registration statement and may withhold efforts to cause the registration statement to become effective; provided, however, that Atria shall only be entitled to postpone for a reasonable period of time, not to exceed 90 days, the filing of any registration statement otherwise required to be prepared and filed by Atria pursuant to Section 3.1. In addition, notwithstanding anything herein to the contrary, Atria may delay filing a registration statement and may withhold efforts to cause the registration statement to become effective, if Atria determines in good faith that such registration might (i) interfere with or affect the negotiation or completion of any transaction that is being contemplated by Atria at the time the right to delay is exercised, or
(ii) involve initial or continuing disclosure obligations that might not be in the best interests of Atria stockholders. If, after a registration statement becomes effective, Atria advises Vencor that Atria considers it appropriate for the registration statement to be amended, Vencor shall suspend any further sales of its registered shares until Atria advises it that the registration statement has been amended. The 270 day time period referred to in Section 3.5, during which the registration statement must be kept current after its effective date, shall be extended for an additional number of days equal to the number of days during which the right to sell registered shares was suspended pursuant to the preceding sentence, but in no event will Atria be required to update the registration statement subsequent to 545 days after the effective date of the registration statement.

               e. UNDERWRITING. If Vencor intends to distribute the Registrable Shares, which are covered by its request for registration pursuant to Section 3.1, by means of an underwriting, Vencor shall so advise Atria as a part of its request. Atria shall, together with Vencor, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Atria. Notwithstanding any other provision of this Section 3.1.e., if the managing underwriter or underwriters determine that the underwriting would be materially adversely affected by inclusion in such underwriting of all of the Registrable Shares requested by Vencor and so advises Vencor in writing, then Vencor shall reduce accordingly the number of Registrable Shares that will be included in the registration and underwriting. No Registrable Shares excluded from the underwriting by reason of the managing underwriter's or underwriters' marketing or other limitations shall be included in such registration. Should Vencor disapprove of the terms of the underwriting, Vencor may elect to withdraw therefrom by written notice to Atria and the managing underwriter or underwriters.

     If the managing underwriter or underwriters have not limited the number of Registrable Shares to be underwritten, Atria may include securities for its own account in such registration if the managing underwriter or underwriters so agree and if the number of Registrable Shares which would otherwise have been included in such registration and underwriting will not thereby be limited.

          3.2  ATRIA REGISTRATION.

               a. GRANT OF PIGGYBACK REGISTRATION RIGHT. If Atria shall, at any time and from time to time, propose to register any of its Common Shares for its own account, in connection with an underwritten public offering of Common Shares solely for cash (other than a registration statement filed on Form S-4 or any other form filed in connection with any acquisition, merger, consolidation or stock exchange, a registration statement filed solely in connection with director or employee benefit plans of Atria, or Atria's IPO) Atria shall:

                    i. give 10 days advance written notice of the proposed registration (which shall include a list of the jurisdictions in which Atria intends to attempt to qualify such Common Shares under the applicable Blue Sky or other state securities laws); and

                    ii. include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Shares specified in a written request or requests by Vencor, made within 10 days after receipt of such written notice from Atria.

     Notwithstanding anything herein to the contrary, Atria may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of Vencor, abandon the proposed registration in which Vencor had requested to participate.

               b. UNDERWRITING. If the registration of which Atria gives notices is for a registered public offering involving an underwriting, Atria shall so advise Vencor as a part of the written notice given pursuant to Section 3.2.a.i. In such event the right of Vencor to register its Registrable Shares pursuant to Section 3.2 shall be conditioned upon Vencor's participation in such underwriting and the inclusion of Vencor's Registrable Shares in the underwriting to the extent provided herein. Vencor shall (together with Atria and any other stockholders (hereinafter, the "Additional Selling Stockholders") proposing to offer and sell their shares of Atria Common Stock through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Atria. Notwithstanding any other provision of this Section 3.2, if the managing underwriter or underwriters determine that such offering would be materially adversely affected by inclusion in such underwriting of all of the Registrable Shares requested by Vencor, the managing underwriter or underwriters may exclude a portion of such Registrable Shares from such registration and underwriting. Atria shall so advise Vencor of the managing underwriter's or underwriters' determination to exclude a portion of the Registrable Shares from such registration and underwriting within five days after Vencor delivers its request pursuant to Section 3.2.b., and the number of shares of Common Stock of Atria that may be included in the registration and underwriting shall be allocated among Vencor and the Additional Selling Stockholders in proportion, as nearly as practicable, to the respective amounts of shares of Common Stock of Atria owned by Vencor and each of the Additional Selling Stockholders at the time of filing the registration statement. No Registrable Shares excluded from the underwriting by reason of the managing underwriter's underwriters' determination shall be included in such registration. If Vencor disapproves of the terms of any such underwriting, Vencor may elect to withdraw therefrom all or a portion of the Registrable Shares included in its request for registration by written notice to Atria and the managing underwriter or underwriters, and the Registrable Shares so withdrawn from the underwriting shall also be withdrawn from such registration. If, however, one or more Additional Selling Stockholders withdraw shares of Common Stock from the underwriting and registration, and by virtue of such withdrawal of such shares and Vencor's withdrawal of Registrable Shares from such registration, a greater number of shares of Common Stock may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter or underwriters), then Atria shall offer to Vencor and the Additional Selling Stockholders who have elected to include their shares of Common Stock in the registration the right to include additional shares of Common Stock, as applicable, in the registration in the same proportions as were used above in determining the underwriter limitation.

          3.3 HOLDBACK AGREEMENT. Vencor agrees, that upon request of Atria or the managing underwriter or underwriters in any underwritten offering of any such Registrable Shares, not to make or cause any offering, sale or other disposition, directly or indirectly, of any Common Shares (or any other securities of Atria) without the prior approval of the underwriters for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by Atria or the managing underwriter or underwriters. In addition, Vencor agrees, that upon request of Atria or the managing underwriter or underwriters in any underwritten offering and registration of shares of Common Stock (or other securities of Atria) in which Vencor (having been given notice and the opportunity as required by Section 3.2) declines to participate, not to make or cause any offering, sale or other disposition, directly or indirectly, of any Common Shares (or other securities of Atria) held by it (other than any such Common Shares sold or otherwise disposed of pursuant to a previously registered and underwritten offering) without the prior approval of the managing underwriter or underwriters (but not to exceed a period of time from the effective date of such registration as the managing underwriter or underwriters shall have requested of all "affiliates" (as defined in Rule 144) of Atria).

          3.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with two registrations under Section 3.1 and all registrations under
Section 3.2 shall be borne by Atria. All Registration Expenses incurred in connection with registrations under Section 3.1 that are subsequent to the second such registration shall be borne by Vencor. All Selling Expenses incurred in connection with any underwritten registration under Sections 3.1 shall be borne exclusively by Vencor unless Atria, pursuant to Section 3.1.e., includes shares of Common Stock for its own account in such registration, in which event the Selling Expenses incurred in connection with such underwritten registration shall be borne by Vencor and Atria pro rata on the basis of the number of shares of Common Stock registered by each of Vencor and Atria. All Selling Expenses incurred in connection with any registration under Section 3.2 shall be borne by Vencor and each Additional Selling Stockholder that participates in the registration, pro rata on the basis of the number of shares of Common Stock registered by each of Vencor and the Additional Selling Stockholders. Vencor shall pay the fees and expenses of its legal counsel, but if and only to the extent that such legal counsel is in addition to counsel as may be retained to represent both parties in connection with any registration or other matter relating to this Agreement.

               3.5 REGISTRATION PROCEDURES. In each registration effected by Atria pursuant to this Section 3, Atria will keep Vencor advised in writing as to the initiation of each such registration and as to the completion thereof. At its expense, Atria will:

                    i. keep such registration effective for a period of 270 days or until Vencor has completed the distribution described in the Registration Statement relating thereto, whichever first occurs; provided, however, the 270 day time period shall be extended for an additional number of business days equal to the number of business days during which the right to sell registered shares was suspended or delayed by Atria pursuant to Section 3.1.d., or Section 3.3 of this Agreement, but in no event will Atria be required to update the registration statement subsequent to 545 days after the effective date of the registration statement;

                    ii. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                    iii. furnish to Vencor such numbers of copies of a prospectus, including a preliminary prospectus, that conforms to the requirements of the Securities Act, the registration statement, and such other documents (including any exhibits thereto or documents referred to therein) as Vencor may reasonably request in order to facilitate the disposition of the Registrable Shares owned by it;

                    iv. use its reasonable best efforts to register and qualify the Registrable Shares covered by such registration statement under such other securities or state securities laws of such jurisdictions as shall be reasonably requested by Vencor; provided, that Atria shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation, or to file a general consent to service of process in any such states or jurisdictions;

                    v. in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriter of such offering; provided, that the form of underwriting agreement must be reasonably acceptable to Atria and Vencor with respect to secondary distributions. Vencor shall also enter into and perform its obligations under such an agreement;

                    vi. at the closing, furnish unlegended certificates representing ownership of the Registrable Shares being sold in such denominations as Vencor or the managing underwriter or underwriters shall request;

                    vii. instruct the transfer agent and registrar to release any stop transfer order with respect to the Registrable Shares being sold;

                    viii. promptly notify Vencor of the happening of any event as a result of which any registration statement or any preliminary prospectus or the prospectus included in such registration statement, as then in effect, or any other offering document, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare and furnish to Vencor as many copies of a supplement to or an amendment of such offering document which shall correct such untrue statement or eliminate such omission, as Vencor shall request; and

                    ix. take such actions and execute and deliver such other documents as may be necessary to give full effect to the rights of Vencor under this Agreement.

          3.6  INDEMNIFICATION.

               a. ATRIA INDEMNITY. In the case of each registration contemplated by this Agreement, Atria will indemnify Vencor, each of its officers and directors, each underwriter and each person who controls any underwriter, and each person, if any, who controls Vencor or any such underwriter within the meaning of Section 15 of the Securities Act, and each person affiliated with or retained by Vencor and who may be subject to liability under any applicable securities laws, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by Atria of any federal, state or common law made or regulation applicable to Atria in connection with any such registration, qualification or compliance, and will reimburse Vencor, each of its officers and directors, the underwriter, and each person controlling Vencor, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, that Atria will not be liable, and shall have no indemnification obligation hereunder, in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to Atria by an instrument duly executed by Vencor, and stated to be specifically for use therein.

               b. INDEMNITY BY VENCOR. Vencor will, if Registrable Shares held by Vencor are included in the securities as to which such registration is being effected, indemnify Atria, each of its officers and directors, each underwriter and each person who controls any underwriter, and each person, if any, who controls Atria or any such underwriter within the meaning of Section 15 of the Securities Act, and each person affiliated with or retained by Atria and who may be subject to liability under any applica-ble securities laws, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse Atria, such directors, officers, persons, underwriters or control persons, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Atria by an instrument duly executed by Vencor and stated to be specifically for use therein.

               c.   PROCEDURE FOR INDEMNIFICATION.

                    i. The party seeking indemnification ("Indemnitee") shall promptly (within 20 days if a third party has commenced actual litigation against the Indemnitee) give notice to the party from which indemnification is sought ("Indemnitor") after the Indemnitee has knowledge of any claim against the Indemnitor as to which recovery may be sought against the Indemnitee pursuant to this Section 3.6, or of the commencement of any legal proceedings against the Indemnitee as to such claim after the Indemnitee has knowledge of such proceedings, whichever shall first occur, and shall permit the Indemnitor, at the Indemnitor's cost, to assume the defense of any such claim or any litigation resulting from such claim; provided, Indemnitee shall have the right to consent to the counsel selected by Indemnitor to defend any such claim (which consent shall not be unreasonably withheld by Indemnitee). Such notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such indemnification rights and, if possible, an estimate of the amount of liability which could result therefrom. The right of the Indemnitee to indemnification hereunder shall be deemed agreed to unless, within ten days after the receipt of such notice, the Indemnitee is notified in writing by the Indemnitor that it disputes the right to indemnification as set forth in such notice. Failure by the Indemnitor to notify the Indemnitee of the Indemnitor's election to defend such action within ten days after notice thereof shall have been given to the Indemnitor, or notification to the Indemnitee by the Indemnitor that the Indemnitee's right to indemnification is being disputed, shall be deemed a waiver by the Indemnitor of its right to defend such action. If the Indemnitee shall be so notified of such dispute of such right to indemnification, the dispute resolution procedures of Section 8 of the Incorporation Agreement shall apply. The failure of the Indemnitee to give notice as provided herein shall relieve the Indemnitor of its obligations under this Section 3.6.c. only to the extent that such failure to give notice shall materially adversely prejudice the Indemnitor in the defense of any such claim or any such litigation, but in no event shall such failure relieve the Indemnitor from any other liability which the Indemnitor may then have or may subsequently have to the Indemnitee. The Indemnitor shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment (except with the consent of the Indemnitee) or enter into any settlement (except with the consent of the Indemnitee) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a release from all liability in respect of such claim or litigation.

                    ii. If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee may settle such claim or litigation on such terms as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of such settlement, and all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against, or settlement of, such claim or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation, and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation. Notwithstanding the foregoing, if the Indemnitor has disputed the Indemnitee's right to indemnification in accordance with the provisions of Section 3.6.c.i., the Indemnitor shall not be obligated to pay the Indemnitee the amounts provided for in this Section 3.6.c.ii. until such dispute has been resolved and it has been determined that the Indemnitor is required to make such indemnification.

          3.7 INFORMATION BY VENCOR. Vencor shall furnish to Atria such information regarding Vencor and, as necessary, its Affiliates and the distribution proposed by Vencor as Atria may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.7.

          3.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of Atria, Atria agrees to:

               a. use its reasonable best efforts to facilitate the sale of the Restricted Securities to the public, without registration under the Securities Act, pursuant to Rule 144, provided that this shall not require Atria to file reports under the Securities Act and the Securities and Exchange Act of 1934, as amended ("Exchange Act") at anytime prior to Atria's being otherwise required to file such reports;

               b. make and keep public information available, as those terms are understood and defined in Rule 144 at all times after 90 days after the effective date of the first registration under the Securities Act filed by Atria for an offering of its securities to the general public;

               c. use its reasonable best efforts to then file with the Commission in a timely manner all reports and other documents required of Atria under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               d. so long as Vencor owns any Restricted Securities to furnish to Vencor forthwith upon request a written statement by Atria as to the compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by Atria for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of Atria, and such other reports and documents so filed by Atria as Vencor may reasonably request in availing itself of any rule or regulation of the Commission allowing Vencor to sell any such securities without registration.

          3.9 TERMINATION OF ATRIA'S OBLIGATIONS. The obligation of Atria to register the Registrable Shares pursuant to Section 3.1 or 3.2 of this Agreement shall expire on the earlier of (i) the date when Vencor ceases beneficially to own any Registrable Shares, or (ii) the date which is the fifth anniversary of the date the registration statement for the IPO is declared effective by the Commission.

     4. NO TRANSFER OF REGISTRATION RIGHTS. The registration rights granted under Sections 3.1 and 3.2 of this Agreement may not be assigned or otherwise conveyed by Vencor.

     5. DISPUTE RESOLUTION. If any dispute arises between Vencor and Atria with respect to their rights or obligations under the terms of this Agreement, Vencor and Atria agree to follow the dispute resolution procedure set forth in
Section 8 of the Incorporation Agreement.

     6.   MISCELLANEOUS.

          6.1 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

          6.2 COUNSEL. Atria shall select and employ legal counsel to represent the parties in the registration of shares of Common Stock under this Agreement. If, in the judgment of Vencor, it would be appropriate to do so, Vencor may select counsel to represent it in connection with the registration. Vencor shall be solely responsible for the fees and expenses of any separate counsel so selected, and Atria shall have no responsibility or liability whatsoever with respect thereto.

          6.3 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to Vencor, upon any breach or default by Atria under this Agreement, shall impair any such right, power or remedy of Vencor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Vencor or any breach or default under this Agreement, or any waiver on the part of Vencor of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Vencor, shall be cumulative and not alternative.

          6.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

          6.5 BINDING EFFECT. All of the terms, provisions and conditions hereof shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns. Nothing in this Agreement shall entitle any person to any claim, cause of action, remedy or right of any kind.

          6.6 NOTICES. All notices and other communications required or permitted hereunder shall be sufficiently given if in writing and personally delivered against a written receipt, if delivered to a reputable express messenger service (such as Federal Express, UPS or DHL Carrier) for overnight delivery, when transmitted by confirmed telephone facsimile (fax) or sent by registered, express or certified U.S. mail, postage prepaid, addressed as follows:

     To Atria:                Atria Communities, Inc.
                              515 W. Market Street
                              Louisville, Kentucky 40202
                              Attention: W. Patrick Mulloy, II, President
                                         and Chief Executive Officer

     If to Vencor:            Vencor, Inc.
                              3300 Providian Center
                              500 W. Market Street
                              Louisville, Kentucky 40202
                              Attention: Jill L. Force, Esq., Vice
                                         President and General Counsel

or to such other address as either party hereto shall furnish to the other in writing. Notices shall be deemed given when personally delivered, when delivered to an express messenger service, when transmitted by confirmed fax or when deposited in the U.S. mail in accordance with the foregoing provisions. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date on the confirmation of a fax, or the date on the return receipt, as applicable.

          6.7 HEADINGS. The headings in this Agreement are included for purposes of convenience only and shall not be considered a part of the Agreement in construing or interpreting any provision hereof.

          6.8 COUNTERPARTS. This Agreement may be executed in counterparts and each such executed counterpart shall be deemed an original instrument. It shall not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.

          6.9 SEVERABILITY OF PROVISIONS. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or entities or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

          6.10 EXHIBITS. All Exhibits to this Agreement shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full herein.

          6.11 NUMBER; GENDER. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include all others.

          6.12 AMENDMENT. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived, only by a written instrument signed by the waiving party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              ATRIA COMMUNITIES, INC.


                              By:
                                  ---------------------------------------
                                  W. Patrick Mulloy, II, President and
                                  Chief Executive Officer

                              VENCOR, INC.


                              By:
                                  ---------------------------------------

                              Title:
                                     ------------------------------------